                 AmeriCredit Automobile Receivables Trust 2000-1
                      Class A-1 6.757 % Asset Backed Notes
                       Class A-2 6.700% Asset Backed Notes
                      Class A-3 6.740 % Asset Backed Notes
                       Class B 7.160 % Asset Backed Notes
                       Class C 7.440 % Asset Backed Notes
                       Class D 8.220 % Asset Backed Notes
                       Class E 10.680 % Asset Backed Notes
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-1, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, and The Chase Manhattan Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 2, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

------------------------------------------            ------------------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:      05/01/2001                                                                               ORIGINAL
MONTHLY PERIOD ENDING:         05/31/2001                PURCHASES             UNITS     CUT-OFF DATE    CLOSING DATE POOL BALANCE
PREV. DISTRIBUTION/CLOSE DATE: 05/07/2001             ------------------------------------------------------------------------------
DISTRIBUTION DATE:             06/05/2001             INITIAL PURCHASE        35,097       11/02/2000      11/16/2000  $499,999,970
                                                                       -------------------------------------------------------------
DAYS OF INTEREST FOR PERIOD:           29             TOTAL                   35,097                                   $499,999,970
DAYS IN COLLECTION PERIOD:             31             ------------------------------------------------------------------------------
MONTHS SEASONED:                        7
------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
I.        MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------------

   {1}    Beginning of period Aggregate Principal Balance                                                         {1}  $443,260,725
                                                                                                                     --------------

          Monthly Principal Amounts

              {2}     Collections on Receivables outstanding at end of period                   {2}      11,867,263
                                                                                                    ----------------
              {3}     Collections on Receivables paid off during period                         {3}       5,052,197
                                                                                                    ----------------
              {4}     Receivables becoming Liquidated Receivables during period                 {4}       2,969,843
                                                                                                    ----------------
              {5}     Receivables becoming Purchased Receivables during period                  {5}               0
                                                                                                    ----------------
              {6}     Cram Down Losses occurring during period                                  {6}               0
                                                                                                    ----------------
              {7}     Other Receivables adjustments                                             {7}         175,327
                                                                                                    ----------------
              {8}     Less amounts allocable to Interest                                        {8}      (6,796,762)
                                                                                                    ----------------

              {9}     Total Monthly Principal Amounts                                                             {9}    13,267,868
                                                                                                                     --------------

  {10}    End of period Aggregate Principal Balance                                                              {10}  $429,992,857
                                                                                                                     ==============

  {11}    Pool Factor                                                                                            {11}   85.9985766%
                                                                                                                     ==============

-----------------------------------------------------------------------------------------------------------------------------------
II.       MONTHLY PERIOD NOTE BALANCE CALCULATION:                      CLASS A-1      CLASS A-2        CLASS A-3       CLASS B
----------------------------------------------------------------------  ---------      ---------        ---------       -------
  {12}    Original Note Balance                                  {12}  $80,000,000     $174,000,000    $119,250,000   $45,000,000
-----------------------------------------------------------------------------------------------------------------------------------

  {13}    Beginning of period Note Balance                       {13}   $3,978,600     $174,000,000    $119,250,000   $45,000,000
                                                                      -------------------------------------------------------------

  {14}    Noteholders' Principal Distributable Amount            {14}    3,978,600        9,289,268               0             0
  {15}    Noteholders' Accelerated Principal Amount              {15}            0          817,375               0             0
  {16}    Aggregate Principal Parity Amount                      {16}            0                0               0             0
  {17}    Matured Principal Shortfall                            {17}
                                                                      ------------------------------------------------------------
  {18}    End of period Note Balance                             {18}           $0     $163,893,357    $119,250,000   $45,000,000
                                                                      ============================================================
  {19}    Note Pool Factors                                      {19}    0.0000000%      94.1915845%    100.0000000%  100.0000000%
                                                                      ============================================================

                                                                      ------------------------------------------------------------
                                                                         CLASS C          CLASS D         CLASS E         TOTAL
                                                                         -------          -------         -------
                                                                       $25,000,000      $25,000,000     $26,750,000  $495,000,000
                                                                      ------------------------------------------------------------
  {20}    Beginning of period Note Balance                       {20}  $25,000,000      $25,000,000     $26,750,000  $418,978,600
                                                                      ------------------------------------------------------------

  {21}    Noteholders' Principal Distributable Amount            {21}            0                0               0    13,267,868
  {22}    Noteholders' Accelerated Principal Amount              {22}            0                0               0       817,375
  {23}    Class E Accelerated Principal Amount                   {23}                                       855,660       855,660
  {24}    Aggregate Principal Parity Amount                      {24}            0                0               0             0
  {25}    Matured Principal Shortfall                            {25}                                                           0
                                                                      ------------------------------------------------------------

  {26}    End of period Note Balance                             {26}  $25,000,000      $25,000,000     $25,894,340  $404,037,697
                                                                      ============================================================

  {27}    Note Pool Factors                                      {27}  100.0000000%     100.0000000%     96.8012710%   81.6237772%
                                                                      ============================================================

-----------------------------------------------------------------------------------------------------------------------------------
III.      CALCULATION OF STEP-DOWN AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
  {28}    Ending Pool Balance                                                                   {28}    $429,992,857
                                                                                                     ----------------
  {29}    Minus the Lesser of (Max of 7% of Ending Pool Balance
          or $7,500,000) or Beg Note Balance                                                    {29}     (30,099,500)
                                                                                                     ----------------
  {30}    Minus the Aggregate, Cumulative Amount paid to Class E
          Noteholders through prior period                                                      {30}               0
                                                                                                     ----------------
  {31}    Plus Specified Reserve Balance                                                        {31}       5,000,000
                                                                                                     ----------------
  {32}    Required Pro Forma Note Balance                                                       {32}                   404,893,357
                                                                                                                      -------------

  {33}    Beginning Note Balance                                                                {33}     418,978,600
                                                                                                     ----------------
  {34}    Total Monthly Principal Amount                                                        {34}     (13,267,868)
                                                                                                     ----------------
  {35}    Pro-Forma Note Balance ( Assuming 100% Pay-down)                                      {35}                   405,710,732
                                                                                                                      -------------

  {36}    Step-Down amount (Excess of Required Pro-forma over Pro-forma Note Balance)           {36}                            $0
                                                                                                                      =============

-----------------------------------------------------------------------------------------------------------------------------------
IV.       CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
  {37}    Total Monthly Principal Amounts                                                       {37}     $13,267,868
                                                                                                     ----------------
  {38}    Step-down Amount                                                                      {38}               0
                                                                                                     ----------------
  {39}    Principal Distributable Amount                                                        {39}                   $13,267,868
                                                                                                                     ==============

-----------------------------------------------------------------------------------------------------------------------------------
V.        CALCULATION OF INTEREST DISTRIBUTABLE AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------
                        BEGINNING     INTEREST    INTEREST                                         CALCULATED
             CLASS    NOTE BALANCE   CARRYOVER      RATE           DAYS        DAYS BASIS           INTEREST
          ---------------------------------------------------------------------------------------------------
  {40}      Class A-1   $3,978,600           0     6.75700%         29       Actual days/360         $21,656
  {41}      Class A-2  174,000,000           0     6.70000%         30           30/360             $971,500
  {42}      Class A-3  119,250,000           0     6.74000%         30           30/360             $669,788
  {43}      Class B     45,000,000           0     7.16000%         30           30/360             $268,500
  {44}      Class C     25,000,000           0     7.44000%         30           30/360             $155,000
  {45}      Class D     25,000,000           0     8.22000%         30           30/360             $171,250
  {46}      Class E     26,750,000           0    10.68000%         30           30/360             $238,075
          ---------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
VI.       RECONCILIATION OF COLLECTION ACCOUNT:
-----------------------------------------------------------------------------------------------------------------------------------
          AVAILABLE FUNDS:
             {47}     Collections on Receivables during period  (net of Liquidation Proceeds)   {47}     $16,919,460
                                                                                                     ----------------
             {48}     Liquidation Proceeds collected during period                              {48}       1,314,125
                                                                                                     ----------------
             {49}     Purchase Amounts deposited in Collection  Account                         {49}               0
                                                                                                     ----------------
             {50}     Investment Earnings - Collection Account                                  {50}          40,931
                                                                                                     ----------------
             {51}     Investment Earnings - Transfer From Reserve Account                       {51}          20,857
                                                                                                     ----------------
             {52}     Collection of Supplemental Servicing - Extension Fees                     {52}         103,472
                                                                                                     ----------------
             {53}     Collection of Supplemental Servicing - Repo and Recovery Fees Advanced    {53}               0
                                                                                                     ----------------
             {54}     Collection of Supplemental Servicing - Late Fees                          {54}          71,793
                                                                                                     ----------------
             {55}     Total Available Funds                                                     {55}                    18,470,638
                                                                                                                      -------------
          DISTRIBUTIONS:
             {56}     Base Servicing Fee                                                        {56}         831,114
                                                                                                     ----------------
             {57}     Repo and Recovery Fees - reimbursed to Servicer                           {57}               0
                                                                                                     ----------------
             {58}     Bank Service Charges - reimbursed to Servicer                             {58}          12,320
                                                                                                     ----------------
             {59}     Late Fees - reimbursed to Servicer                                        {59}          71,793
                                                                                                     ----------------
             {60}     Extension Fees - reimbursed to Servicer                                   {60}         103,472
                                                                                                     ----------------
             {61}     Overpayments - reimbursed to Servicer                                     {61}          15,267
                                                                                                     ----------------
             {62}     Agent fees                                                                {62}               0
                                                                                                     ----------------
             {63}     Class A-1 Noteholders' Interest Distributable Amount                      {63}          21,656
                                                                                                     ----------------
             {64}     Class A-2 Noteholders' Interest Distributable Amount                      {64}         971,500
                                                                                                     ----------------
             {65}     Class A-3 Noteholders' Interest Distributable Amount                      {65}         669,788
                                                                                                     ----------------
             {66}     Class A Noteholders' Principal Parity Amount or Matured
                      Principal Shortfall                                                       {66}               0
                                                                                                     ----------------
             {67}     Class B Noteholders' Interest Distributable Amount                        {67}         268,500
                                                                                                     ----------------
             {68}     Class B Noteholders' Principal Parity Amount or Matured
                      Principal Shortfall                                                       {68}               0
                                                                                                     ----------------
             {69}     Class C Noteholders' Interest Distributable Amount                        {69}         155,000
                                                                                                     ----------------
             {70}     Class C Noteholders' Principal Parity Amount or Matured
                      Principal Shortfall                                                       {70}               0
                                                                                                     ----------------
             {71}     Class D Noteholders' Interest Distributable Amount                        {71}         171,250
                                                                                                     ----------------
             {72}     Class D Noteholders' Principal Parity Amount or Matured
                      Principal Shortfall                                                       {72}               0
                                                                                                     ----------------
             {73}     Class E Noteholders' Interest Distributable Amount                        {73}         238,075
                                                                                                     ----------------
             {74}     Class E Noteholders' Principal Parity Amount or Matured
                      Principal Shortfall                                                       {74}               0
                                                                                                     ----------------
             {75}     Noteholders' Principal Distributable Amount                               {75}      13,267,868
                                                                                                     ----------------

             {76}     Total distributions (Prior to Reserve Account Deposit)                    {76}                    16,797,603
                                                                                                                     --------------

             {77}     Excess Available Funds                                                    {77}                     1,673,035
                                                                                                                     --------------

             {78}     Reserve Account Withdrawal Amount                                         {78}                             0
                                                                                                                     --------------

             {79}     To the Reserve Account,  the Reserve Account Deposit                      {79}                             0
                                                                                                                     --------------

             {80}     To the Noteholders, the  Accelerated Principal Amount
                      (as calculated below)                                                     {80}                      (817,375)
                                                                                                                     --------------

             {81}     To the Class E Noteholders,  until Class E Balance is zero                {81}                      (855,660)
                                                                                                                     --------------

             {82}     To the Certificateholders,  the aggregate amount remaining                {82}                            $0
                                                                                                                     ==============

-----------------------------------------------------------------------------------------------------------------------------------
VII.      CALCULATION OF PRINCIPAL PARITY AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------

          ----------------------------------------------------------------------------------
                          (X)            (Y)          (I)            (II)
                       CUMULATIVE       POOL       EXCESS OF   AVAILABLE FUNDS    LESSER OF
             CLASS    NOTE BALANCE     BALANCE     (X) - (Y)     IN WATERFALL    (I) OR (II)
          ----------------------------------------------------------------------------------
  {83}    Class A     $297,228,600  $429,992,857          $0      $15,773,728            $0
  {84}    Class B      342,228,600   429,992,857           0       15,505,228             0
  {85}    Class C      367,228,600   429,992,857           0       15,350,228             0
  {86}    Class D      392,228,600   429,992,857           0       15,178,978             0
  {87}    Class E      418,978,600   429,992,857           0       14,940,903             0
          ----------------------------------------------------------------------------------
  {88}    Total                                                                          $0
          ----------------------------------------------------------------------------------

          ** Principal Parity Amount distributed as Noteholders Principal Distributable in first three months of Trust

-----------------------------------------------------------------------------------------------------------------------------------
VIII.     CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
  {89}    Excess Available Funds                                                                {89}      $1,673,035
                                                                                                     ----------------
  {90}    Pro-Forma Note Balance (Calculated after Step-Down)                                   {90}     405,710,732
                                                                                                     ----------------
  {91}    Required Pro Forma Note Balance                                                       {91}     404,893,357
                                                                                                     ----------------
  {92}    Excess of Pro-Forma Balance over Required Pro-Forma Balance                           {92}         817,375
                                                                                                     ----------------
  {93}    Lesser of Excess Available Funds or Excess of Pro-Forma Note Balance                                            $817,375
                                                                                                                      =============

-----------------------------------------------------------------------------------------------------------------------------------
IX.       RECONCILIATION OF RESERVE ACCOUNT:                                                                            INITIAL
-----------------------------------------------------------------------------------------------------------------------------------
  {94}    SPECIFIED RESERVE BALANCE                                                                                     $5,000,000
-----------------------------------------------------------------------------------------------------------------------------------

  {95}    Beginning of period Reserve Account balance                                           {95}                    $5,000,000
                                                                                                                      -------------
  {96}    The Reserve Account Deposit, from Collection Account                                  {96}               0
                                                                                                     ----------------
  {97}    Investment Earnings                                                                   {97}          20,857
                                                                                                     ----------------
  {98}    Investment Earnings - transferred to Collection Account Available Funds               {98}         (20,857)
                                                                                                     ----------------
  {99}    Reserve Account Withdrawal Amount                                                     {99}               0
                                                                                                     ----------------

  {100}   End of period Reserve Account balance                                                {100}                    $5,000,000
                                                                                                                      =============

-----------------------------------------------------------------------------------------------------------------------------------
X.        CALCULATION OF TOTAL OVERCOLLATERALIZATION
-----------------------------------------------------------------------------------------------------------------------------------

  {101}   Aggregate Principal Balance                                                          {101}    $429,992,857
                                                                                                     ----------------
  {102}   End of Period Note Balance                                                           {102}     404,037,697
                                                                                                     ----------------
  {103}   Overcollateralization (Undercollateralization)                                       {103}      25,955,160
                                                                                                     ----------------
  {104}   Overcollateralization %                                                              {104}                         6.04%
                                                                                                                      =============

-----------------------------------------------------------------------------------------------------------------------------------
XI.       MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     ------------------------------
                                                                                                       CUMULATIVE       MONTHLY
                                                                                                     ------------------------------
  {105}   Original Number of Receivables                                                       {105}          35,097
                                                                                                     ------------------------------
  {106}   Beginning of period number of Receivables                                            {106}               0        32,671
  {107}   Number of Receivables becoming Liquidated Receivables during period                  {107}             616           211
  {108}   Number of Receivables becoming Purchased Receivables during period                   {108}               0             0
  {109}   Number of Receivables paid off during period                                         {109}           2,497           476
                                                                                                     ------------------------------
  {110}   End of period number of Receivables                                                  {110}          31,984        31,984
                                                                                                     ------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
XII.      STATISTICAL DATA:  (CURRENT AND HISTORICAL)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                    -----------------------------------------------
                                                                                        ORIGINAL       PREV. MONTH      CURRENT
                                                                                    -----------------------------------------------
  {111}   Weighted Average APR of the Receivables                             {111}           19.21%          19.20%        19.19%
  {112}   Weighted Average Remaining Term of the Receivables                  {112}            59.00           53.49         52.65
  {113}   Weighted Average Original Term of Receivables                       {113}            62.00           62.00         62.00
  {114}   Average Receivable Balance                                          {114}          $14,246         $13,567       $13,444
  {115}   Net Losses in Period                                                {115}               $0      $1,125,552    $1,655,718
  {116}   Aggregate Realized Losses                                           {116}               $0      $3,371,277    $5,026,995
  {117}   Aggregate Realized Loss Percentage                                  {117}                           0.674%        1.005%
                                                                                    -----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
XIII.     DELINQUENCY:
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                    -----------------------------------------------
          Receivables with Scheduled Payment delinquent                                  UNITS           DOLLARS      PERCENTAGE
                                                                                    -----------------------------------------------
             {118}    31-60 days                                              {118}            2,258     $31,292,251         7.06%
             {119}    61-90 days                                              {119}              508       6,780,897         1.53%
             {120}    over 90 days                                            {120}              218       2,900,667         0.65%
                                                                                    -----------------------------------------------
             {121}    Total                                                   {121}            2,984     $40,973,815         9.24%
                                                                                    -----------------------------------------------


By:                   /s/Preston A. Miller
                      --------------------------
Name:                 Preston A. Miller
                      --------------------------
Title:                Executive Vice President and Treasurer
                      ----------------------------------------
Date:                 June 1, 2001
                      --------------


                                       3